LVIP T. Rowe Price Growth Stock Fund (the “Fund”)

Supplement Dated January 24, 2014

to the Prospectus and Summary Prospectus (dated April 30, 2013);

and the Statement of Additional Information

(dated April 30, 2013, as supplemented May 1, 2013 and October 2, 2013)

This Supplement updates certain information in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. You may obtain copies of the Fund’s documents free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information:

Effective January 16, 2014, Joseph B. Fath replaced P. Robert Bartolo as the Fund’s portfolio manager and chairman of the Investment Advisory Committee. All references to P. Robert Bartolo as portfolio manager are removed.

The following replaces similar text under “Portfolio Manager” in the Fund’s Prospectus and Summary Prospectus:

The individual responsible for the portfolio management of the Fund is:

Portfolio Manager	Company Title	Experience w/Fund
Joseph B. Fath	Vice President	Since January 2014

The following biographical information is added to the Fund’s prospectus under “Portfolio Manager”:

Joseph B. Fath, CPA, is a Portfolio Manager and is Vice President and Chairman of the Investment Advisory Committee. Mr. Rath joined T. Rowe Price in 2002. He holds a B.S. in accounting, with honors, from the University of Illinois at Urbana-Champaign, and an M.B.A. from the Wharton School of Business of the University of Pennsylvania. Mr. Fath is a Certified Public Accountant.